UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2016

Textmunication Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 30, 2016, the board of directors appointed Dr. Rajan Natarajan to act as a member of the board of directors.

Dr. Natarajan has been the President of TechnoGen, Inc. since November 2014. He brings more than twenty-five years of strategic management, diplomatic and leadership experience in both public and private sectors. At present, he is serving as the Commissioner of Maryland Transportation. He is also on the Board of Maryland Chamber of Commerce, Maryland Attorney General’s Cybersecurity Council and University Of Maryland Board Of Visitors.

Prior to this position, Dr. Rajan Natarajan served 4 years as the Maryland Deputy Secretary of State under former Governor Martin O’Malley. This was the highest administrative position held by an Indian American in Maryland history. Prior to his appointment as the Deputy Secretary of State, Dr. Natarajan served as Vice-President of Governmental Affairs at Gantech Inc. As a member of Governor-elect Martin O’Malley’s Transition Team, he successfully lobbied for the creation of new Department for IT, Maryland Department of Information Technology (DoIT).

Dr. Natarajan was also a former President of the Maryland India Business Round Table and served on the Board of Directors of the Asian Pacific Chamber of Commerce. He received numerous honors and awards including National Science Foundation's Small-Business Innovation Research award, Leadership Maryland award, Indian Young Scientist Merit Award, Outstanding Achiever award, and Civic Leadership Award. Dr. Natarajan holds a Ph.D. in Biotechnology and two Master’s Degrees in both Biosciences from the University of Madras, an MBA from Michigan State University, a US patent, and 50 research publications. He delivered more than 110 keynote speeches and remarks, and 45 television interviews.

There are no family relationships between Dr. Natarajan and any of our directors or executive officers.

Pursuant to our newly created Director Compensation Plan, directors, including Dr. Natarajan, shall receive 1,000,000 shares of common stock for every 12 months of service.

Aside from the foregoing, Dr. Natarajan has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

Dr. Natarajan does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings, Inc.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer

Date: March 31, 2016